                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2005


                          JOHN Q. HAMMONS HOTELS, L.P.
                 JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III
           (Exact name of registrants as specified in their charters)

                        DELAWARE                                   033-7334001                          43-1523951
                        MISSOURI                            (Commission File Number)                    33-1006528
     (State or Other Jurisdiction of Incorporation)                                          (IRS Employer Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 11, 2005, the general partner of the registrant released the general partner's results of operations and financial condition for the first fiscal quarter, ended April 1, 2005. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the general partner's earnings press release dated May 11, 2005.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit No.                          Exhibit
          -----------                          -------

             99.1 Press Release, dated May 11, 2005, issued by the registrant's general partner


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JOHN Q. HAMMONS HOTELS, L.P.

                            By:       John Q. Hammons Hotels, Inc.
                                      its General Partner



                            By:                  /s/  Louis Weckstein
                                      -----------------------------------------
                                      Louis Weckstein
                                      President

                            JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III



                            By:                  /s/  Louis Weckstein
                                      -----------------------------------------
                                      Louis Weckstein
                                      President


Date: May 11, 2005

                                  EXHIBIT INDEX


          Exhibit No.                         Exhibit
          -----------                         -------

             99.1 Press Release, dated May 11, 2005, issued by John Q. Hammons Hotels, Inc.


                                       3